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                                                                     EXHIBIT 4.1

Number                                                                CUSIP No.

-------                                                              598251 10 6

                                         THIS CERTIFICATE IS TRANSFERABLE IN THE
                                           CITY OF NEW Y0RK OR CHICAGO, ILLINOIS


                                   [LOGO]

                         MIDWEST BANC HOLDINGS, INC.
            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT                                              is the owner of






                        SHARES OF THE COMMON STOCK OF

                         MIDWEST BANC HOLDINGS, INC.

of the par value of one cent per share, fully paid, transferable only on the books of the Company in person or by attorney, on surrender of this Certificate properly endorsed.

     In Witness Whereof, the said Company has caused this Certificate to be signed by its duly authorized officers and the Seal of the Company to be hereunto affixed at Melrose Park, Illinois this ____ day of _____________, A.D.____________.



----------------------------------------   -----------------------------------
       SECRETARY                                     PRESIDENT



                                           COUNTERSIGNED AND REGISTERED:

                                               HARRIS TRUST AND SAVINGS BANK
                                                  TRANSFER AGENT AND REGISTRAR


                                           By:
                                               ------------------------------
                                                     AUTHORIZED SIGNATURE



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     NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.




         For Value Received,_____ hereby sell, assign and transfer unto

 _____________________________________________________________________________

 _____________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_____________________________________________________________________________

_____________________________________________________________________________

_______________________________________________________________________ Shares
represented by the within certificate and do hereby irrevocably constitute and appoint _____________________________________________________________ Attorney
to transfer the shares on the books of the within named Company, with full power of substitution in the premises.


Dated _____________

                                         X__________________________________

In Presence of

__________________________________



















AFFIX MEDALLION SIGNATURE
GUARANTEE IMPRINT BELOW


                                         --------------------------------------
                                         NOTICE:  THE ABOVE SIGNATURE(S) TO
                                         THIS ASSIGNMENT MUST CORRESPOND WITH
                                         THE NAME AS WRITTEN UPON THE FACE OF
                                         THE CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT, OR
                                         ANY CHANGE WHATEVER.

                                         THE SIGNATURE(S) MUST BE GUARANTEED BY
                                         AN ELIGIBLE GUARANTOR INSTITUTION SUCH
                                         AS A SECURITIES BROKER/DEALER,
                                         COMMERCIAL BANK, TRUST COMPANY, SAVINGS
                                         ASSOCIATION OR A CREDIT UNION
                                         PARTICIPATING IN A MEDALLION PROGRAM
                                         APPROVED BY THE SECURITIES TRANSFER
                                         ASSOCIATION, INC.